UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2009

JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8
Mississauga, Ontario L4V 1WB

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (905) 637-8501

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into Material Definitive Agreement
SIGNATURE
INDEX TO EXHIBITS
EX-10.1: AGREEMENT DATED SEPTEMBER 10, 2009 BETWEEN JAG MEDIA HOLDINGS, INC.AND THE INVESTOR RELATIONS GROUP, INC.
EX-99.1: PRESS RELEASE DATED SEPTEMBER 11, 2009

Item 1.01 Entry into Material Definitive Agreement.

On September 10, 2009 JAG Media Holdings, Inc., a Nevada corporation (“JAG Media”) and The Investor Relations Group, Inc. (“IRG”) entered into an agreement pursuant to which IRG will provide various investor relations and public relations services on behalf of JAG Media (the “Agreement”). The term of the Agreement commences on September 15, 2009 and shall continue for a period of twelve (12) calendar months unless earlier terminated by either party in accordance with the terms of the Agreement.

For the performance of their services, IRG shall be paid $6,000 per month as a “Maintenance Fee.” In addition to the “Maintenance Fee”, IRG’s principals, as nominees of IRG, shall be issued (a) 200,000 shares of JAG Media common stock upon execution of the Agreement and (b) 150,000 shares of JAG Media common stock thereafter, 1/12th of which shall be issued each month during the initial term of the Agreement (the “Share Compensation”). The Share Compensation shall be allocated amongst the nominees as set forth in the Agreement. The shares of common stock issued to the IRG nominees as Share Compensation shall not be registered by JAG Media and shall be subject to the rights and restrictions of Rule 144.

In addition to the Maintenance Fee and the Share Compensation, JAG Media agreed to fund $3,500 into an expense account maintained by IRG, which funds shall be used by IRG to cover certain out-of-pocket expenses incurred by IRG in connection with the performance of their services. The expense account will be replenished by JAG Media from time-to-time when the balance of such account drops below $500 in order to maintain a $3,500 balance.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference. A press release regarding the Agreement is also filed as Exhibit 99.1 hereto.

Item 9.01 Exhibits.

Index to Exhibits

10.1	Agreement dated September 10, 2009 between JAG Media Holdings, Inc. and The Investor Relations Group, Inc.

99.1	Press Release dated September 11, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.
By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: September 11, 2009